October 24th, 2002

Robert Willis

Geologix Explorations Inc.

Suite 1424-400 Burrard Street

Vancouver, B.C.

V6C 3G2

LETTER OF AGREEMENT

RE: MILLO II PROSPECT (THE PROPERTY), LOCATED IN PERU

Candente Resource Corp. (“Candente”) hereby agrees to sell all of its interest in the Property described below for US$28,333.00 (TWENTY EIGHT THOUSAND THREE HUNDRED THIRTY THREE AND 00/100 AMERICAN DOLLARS) to Geologix Explorations Inc. (“Geologix”), subject to a 1% NSR reserved in favour of Candente.  Candente will act as the operator for all exploration and other activities carried out in Peru with respect to the Property.

PROPERTY DESCRIPTION

Name	Location	Code Number	UTM COORDENATES	Hectares
Area “C” of Millo II	Pichacani District, Province of Puno Department of Puno	01-01545-02	1 N 8,207,000,000 – E 360,000,000 2 N 8,205,000,000 – E 360,000,000 3 N 8,205,000,000 – E 358,000,000 4 N 8,207,000,000 – E 358,000,000	400

Payment of the purchase price will be made on or before October 28th, 2002.

AGREED BY:

AGREED BY:

CANDENTE RESOURCE CORP.

GEOLOGIX EXPLORATIONS INC.

“Joanne C. Freeze”

“Robert D. Willis”

Joanne C. Freeze

Robert D. Willis

President & CEO

Chief Executive Officer

:lm